Exhibit 10.1

SECOND AMENDMENT

This SECOND AMENDMENT (this “Amendment”) is entered into as of July 1, 2013, among AMPHENOL CORPORATION, a Delaware corporation (the “Company”), each Subsidiary of the Company identified as a “Subsidiary Guarantor” on the signature pages hereto, JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (as defined below) and certain financial institutions listed on the signature pages hereto as Lenders.

RECITALS

A.  Reference is hereby made to the Credit Agreement, dated as of August 13, 2010 (as amended by that certain First Amendment thereto, dated as of June 30, 2011, and as further amended, supplemented, amended and restated or otherwise modified from time to time, including by this Amendment, the “Credit Agreement”; capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement), by and among the Company, certain Subsidiaries of the Company as Designated Borrowers, certain Subsidiaries of the Company as Subsidiary Guarantors, the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders from time to time party thereto.

B.  The parties to this Amendment wish to enter into this Amendment in order to, among other things, amend the Credit Agreement, effective as of the Amendment Effective Date (as hereinafter defined), as follows:  (a) increase the aggregate amount of the Commitments of all Lenders to $1,500,000,000, (b) extend the Maturity Date of the Commitments to July 1, 2018 and (c) amend the definition of “Applicable Rate”.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.  Amendment of Credit Agreement.  The Administrative Agent, the Swing Line Lender, the L/C Issuer, the Company, each Subsidiary Guarantor and the financial institutions listed on the signature pages hereto as Lenders agree that, effective as of the Amendment Effective Date, the Credit Agreement is hereby amended:

(a)  By deleting the definition of “Aggregate Commitments” in Section 1.01 in its entirety and replacing it with the following:

“Aggregate Commitments” means the Commitments of all the Lenders.  The aggregate principal amount of the Aggregate Commitments in effect on July 1, 2013 is ONE BILLION AND FIVE HUNDRED MILLION DOLLARS ($1,500,000,000).

(b)  By deleting the table in the definition of “Applicable Rate” in Section 1.01 in its entirety and replacing it with the table below:

Pricing Level	Debt Rating or Consolidated Leverage Ratio	Commitment Fee	Eurocurrency Rate Loans and Letter of Credit Fee	Base Rate Loans
1	> BBB+/Baal or < 0.5:1.0	0.10%	1.00%	0.00%
2	BBB+/Baal or < 1.0:1.0 but > 0.5:1.0	0.125%	1.125%	0.125%
3	BBB / Baa2 or < 1.5:1.0 but > 1.0:1.0	0.15%	1.25%	0.25%
4	BBB- / Baa3 or < 2.0:1.0 but > 1.5:1.0	0.225%	1.50%	0.50%
5	< BB+/ Bal or > 2.0:1.0	0.275%	2.00%	1.00%

(c)  By deleting the words “December 31, 2010” in the definition of “Audited Financial Statements” in Section 1.01 and replacing such words with “December 31, 2012”.

(d)  By deleting the definition of “Fee Letter” in Section 1.01 in its entirety and replacing it with the following:

“Fee Letter” means, collectively, (i) the Fee Letter, dated as of May 21, 2013, by and among the Company, JPMorgan Chase Bank, N.A., J.P. Morgan Securities LLC, Wells Fargo Securities, LLC and Wells Fargo Bank, N.A., (ii) the Fee Letter, dated as of May 21, 2013, by and among the Company and TD Securities (USA) LLC, (iii) the Fee Letter, dated as of May 21, 2013, by and among the Company and The Bank of Tokyo-Mitsubishi UFJ, Ltd. and (iv) the Administration Fee and Letter of Credit Fronting Fee Letter, dated as of June 6, 2011, by and between the Company and JPMorgan Chase Bank, N.A.

(e)  By deleting the words “nine or twelve months thereafter” in the definition of “Interest Period” in Section 1.01 and replacing such words with “twelve months thereafter”.

(f)  By deleting the definition of “Joint Lead Arrangers” in Section 1.01 in its entirety and replacing it with the following:

“Joint Lead Arrangers” means J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, TD Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd.

(g)  By deleting the definition of “Maturity Date” in Section 1.01 in its entirety and replacing it with the following:

“Maturity Date” means July 1, 2018.

(h)  By deleting the words “March 31, 2011” in Section 6.03(b) and replacing such words with “March 31, 2013”.

(i)  By deleting the words “December 31, 2010” in Section 6.04 and replacing such words with “December 31, 2012”.

(j)  By deleting the words “Syndication Agent” in Section 10.08 and replacing such words with “Syndication Agents”.

(k)  By deleting Schedule 2.01 thereof in its entirety and replacing it with the Schedule 2.01 attached hereto as Exhibit A.

(l)  By deleting the first address of the U.S. Administrative Agent’s Office in Schedule 11.02 thereof immediately after “(For payments and Requests for Credit Extensions)” in its entirety and replacing it with the following:

“JPMorgan Chase Bank, N.A.

10 South Dearborn, Floor 07

Mail code: IL1 00100

Chicago, IL 60603

Attn: Leonida Mischke

Email: leonida.g.mischke@jpmorgan.com

Phone: 312-385-7055

Fax: 888-292-9533”

SECTION 2.  Reallocation of Commitments.

(a)  Pursuant to Section 11.13 of the Credit Agreement and with effect as of the Amendment Effective Date, (i) the Commitments of the Lenders shall be as set forth on Schedule 2.01 attached hereto as Exhibit A, (ii) all of the interests, rights and obligations (including the Commitment) of any Lender who is not a party to this Amendment (each such Lender, a “Replaced Lender”) shall, in each case without execution of an Assignment and Assumption, be deemed to have been assigned and delegated, without recourse and on a ratable basis, to each Lender whose Applicable Percentage, after giving effect to and by virtue of this Amendment, will increase (each such Lender, including any Lender who becomes a party to the Credit Agreement on the Amendment Effective Date, an “Increasing Lender”), (iii) each Increasing Lender shall pay to the Administrative Agent for the account of the Lenders whose Applicable Percentages will decrease (each such Lender, a “Decreasing Lender”) an amount such that the outstanding Loans of all

Lenders conform to their respective Applicable Percentages, after giving effect to this Amendment, (iv) each Replaced Lender shall cease to be a party to the Credit Agreement, and (v) each Replaced Lender shall receive payment of an amount equal to the outstanding principal of its Loans and L/C Advances and, from the Borrower, accrued interest thereon, accrued fees and all other amounts payable to it under the Credit Agreement and under the other Loan Documents (including any amounts under Section 3.05 of the Credit Agreement).

(b)  The Administrative Agent hereby waives the right to receive any assignment fee pursuant to Section 11.06(b) or Section 11.13(i) of the Credit Agreement in connection with the assignment, delegation and assumption of the interests, rights and obligations pursuant to this Section 2.

(c)  Each Loan Party party hereto, the Administrative Agent, the Swing Line Lender, the L/C Issuer and each Lender party hereto hereby consent to and affirm the assignment, delegation and assumption of the interests, rights and obligations pursuant to this Section 2.

(d)  Notwithstanding anything to the contrary herein or the Credit Agreement, each Replaced Lender shall continue to be entitled to the benefits of Sections 3.01, 3.04, 3.05 and 11.04 of the Credit Agreement with respect to facts and circumstances occurring prior to the Amendment Effective Date.

(e)  No Decreasing Lender that is party to this Amendment shall be entitled to the payment of any amounts under Section 3.05 of the Credit Agreement as a result of the operation of this Section 2 as of the Amendment Effective Date and each Decreasing Lender party to this Amendment hereby waives any of its rights to payment of any such amounts.

SECTION 3.  Additional Syndication Agents and Joint Lead Arrangers and Joint Bookrunners.  Effective as of the Amendment Effective Date, (i)  TD Bank, N.A. and The Bank of Tokyo-Mitsubishi UFJ, Ltd. shall become additional Syndication Agents pursuant to the Credit Agreement and (ii) TD Securities (USA) LLC and The Bank of Tokyo-Mitsubishi UFJ, Ltd. shall become additional Joint Lead Arrangers and Joint Book Runners pursuant to the Credit Agreement.  Anything herein or in the Credit Agreement to the contrary notwithstanding, none of the Joint Book Runners, the Joint Lead Arrangers or the Syndication Agents shall have any powers, duties or responsibilities under this Amendment, the Credit Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, a Lender, Swing Line Lender or the L/C Issuer.

SECTION 4.  Representations and Warranties.  To induce the other parties hereto to enter into this Amendment, the Company and each Subsidiary Guarantor which is a party hereto represents and warrants to each of the Administrative Agent, the Swing Line Lender, the L/C Issuer and the Lenders that, as of the date hereof:

(a)  The representations and warranties set forth in Article VI of the Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(b)  Each Loan Party has the requisite power and authority to execute and deliver this Amendment and to perform its obligations under and carry out the transactions contemplated by this Amendment and the Credit Agreement, as amended hereby.  The execution and delivery of this Amendment and the performance by each Loan Party of this Amendment and each other Loan Document to which it is a party have been duly approved by all necessary corporate action of such Loan Party.

(c)  The execution, delivery and performance by the Loan Parties of this Amendment and the consummation of the transactions contemplated by this Amendment and the Credit Agreement do not and will not (i) violate any provision of any material law or any material governmental rule or regulation applicable to the Company or any of its Material Subsidiaries or any other Loan Party, the Organizational Documents of the Company or any of its Subsidiaries, or any material order, judgment or decree of any court or other agency of government binding on the Company or any of its Material Subsidiaries or any other Loan Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or any of its Material Subsidiaries or any other Loan Party, or (iii) result in or require the creation or imposition of any Lien under any such Contractual Obligation upon any of the properties or assets of the Company or any of its Subsidiaries.

(d)  The execution, delivery and performance by the Loan Parties of this Amendment and the consummation of the transactions contemplated by this Amendment and the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body except any thereof that have been obtained and are in full force and effect.

(e)  This Amendment has been duly executed and delivered by each Loan Party that is a party thereto and this Amendment, the Credit Agreement and each other Loan Document is the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(f)  As of the Amendment Effective Date, (i) no Letter of Credit is issued under the Credit Agreement and (ii) no Swing Line Loan is outstanding under the Credit Agreement.

(g)  No Default or Event of Default has occurred and is continuing.

SECTION 5.  Amendment Effectiveness.  The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent on or prior to July 1,

2013:

(a)  The Administrative Agent shall have received from the Administrative Agent, the Swing Line Lender, the L/C Issuer, the Required Lenders and each Lender whose name is listed in the first column of the table in Exhibit A a duly executed and delivered counterpart of this Amendment signed on behalf of such party.

(b)  The Administrative Agent shall have received favorable legal opinions of Pillsbury Winthrop Shaw Pittman LLP, special counsel to the Loan Parties, and Edward C. Wetmore, general counsel for the Company, addressed to the Administrative Agent and each Lender party to this Amendment on the Amendment Effective Date.

(c)  The Administrative Agent shall have received (i) copies of the Organizational Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the Amendment Effective Date, (ii) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Loan Party is a party and (iii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party is duly organized or formed and that the Company and each Subsidiary Guarantor is validly existing, in good standing and qualified to engage in business in its jurisdiction of formation.

(d)  The representations and warranties set forth in Article VI of the Credit Agreement, in Section 4 hereof and in any other Loan Document or which are contained in any document furnished at any time under or in connection herewith or therewith shall be true and correct as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of each Loan Party, confirming the accuracy thereof.

(e)  The Administrative Agent shall have received for its own account or the account of each Lender entitled thereto (i) all fees and expenses in connection with this Amendment agreed to prior to the Amendment Effective Date, (ii) all amounts due and payable to each Replaced Lender and each Decreasing Lender on or prior to the Amendment Effective Date pursuant to the Loan Documents and this Amendment and (iii) all accrued and unpaid interest to the Amendment Effective Date, and all such amounts shall have been received by the Administrative Agent, the Swing Line Lender, the L/C Issuer, each Lender and each Replaced Lender, in each case for its own account.

The date on which such conditions have been satisfied (or waived) is referred to herein as the “Amendment Effective Date”.

SECTION 6.  Reaffirmation of Guarantees.  Each Subsidiary Guarantor hereby confirms its guaranty of the Obligations pursuant to the Credit Agreement as amended by this Amendment.

SECTION 7.  Effect of Amendment.  On and after the Amendment Effective Date, each reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Credit Agreement as amended hereby.  Except as expressly provided in this Amendment, nothing herein shall be deemed to be, or entitle any Loan Party to, a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  On and after the Amendment Effective Date, this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Consent.  Each Lender that delivers an executed counterpart of this Amendment hereby consents to this Amendment, the provisions herein and the transactions contemplated hereby.

SECTION 9.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other customary means of electronic transmission (e.g., “pdf”) shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 10.  Applicable Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO NEW YORK CONFLICTS OF LAWS PRINCIPLES.

SECTION 11.  Submission to Jurisdiction; WAIVER OF JURY TRIAL.  Sections 11.14 and 11.15 of the Credit Agreement are hereby incorporated by reference herein. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AMENDMENT, THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

SECTION 12.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

COMPANY:	AMPHENOL CORPORATION,
a Delaware corporation

	By:	/s/ Diana G. Reardon

	Name:	Diana G. Reardon
	Title:	Executive Vice President and CFO

SUBSIDIARY GUARANTORS:	AMPHENOL INTERCONNECT PRODUCTS CORPORATION,
a Delaware corporation

	By:	/s/ Diana G. Reardon

	Name:	Diana G. Reardon
	Title:	Executive Vice President and CFO

AMPHENOL INTERNATIONAL LTD.,
a Delaware corporation

	By:	/s/ Diana G. Reardon

	Name:	Diana G. Reardon
	Title:	Executive Vice President and CFO

TIMES FIBER COMMUNICATIONS, INC.,
a Delaware corporation

	By:	/s/ Diana G. Reardon

	Name:	Diana G. Reardon
	Title:	Executive Vice President and CFO

[Signature Page — Amphenol Credit Agreement Second Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender, Administrative Agent, L/C Issuer and Swing Line Lender

By:	/s/ Kenneth Coons

Name:	Kenneth Coons
Title:	Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Wells Fargo Bank, N.A., as Lender

By:	/s/ Christopher S. Allen

Name:	Christopher S. Allen
Title:	Senior Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

TD Bank, N.A., as Lender

By:	/s/ Craig Welch

Name:	Craig Welch
Title:	Senior Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

The Bank of Tokyo-Mitsibishi UFJ, Ltd., N.A., as Lender

By:	/s/ Lillian Kim

Name:	Lillian Kim
Title:	Director

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Credit Agricole Corporate & Investment Bank, as Lender

By:	/s/ Pamela Donnelly

Name:	Pamela Donnelly
Title:	Managing Director

For any lender requiring a second signature line

By:	/s/ Michael Madnick

Name:	Michael Madnick
Title:	Managing Director

[Signature Page — Amphenol Credit Agreement Second Amendment

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

BARCLAYS BANK PLC, as Lender

By:	/s/ Noam Azachi

Name:	Noam Azachi
Title:	Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

CITIBANK, N.A., as Lender

By:	/s/ Ahu Gures

Name:	Ahu Gures
Title:	Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

HSBC Bank USA, N.A., as Lender

By:	/s/ Robert H. Rogers

Name:	Robert H. Rogers
Title:	Senior Relationship Manager

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Sovereign Bank, N.A., as Lender

By:	/s/ Thomas J. Devitt

Name:	Thomas J. Devitt
Title:	Senior Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Mizuho Corporate Bank (USA), as Lender

By:	/s/ Bertram H. Tang

Name:	Bertram H. Tang
Title:	SVP &Team Leader

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Sumitomo Mitsui Banking Corporation, as Lender

By:	/s/ David W. Kee

Name:	David W. Kee
Title:	Managing Director

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

U.S. Bank National Association, as Lender

By:	/s/ Mark Irey

Name:	Mark Irey
Title:	AVP

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

RBS Citizens, N.A., as Lender

By:	/s/ Michael Makaitis

Name:	Michael Makaitis
Title:	Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Bank of China, New York Branch, as Lender

By:	/s/ Shihui Wang

Name:	Shihui Wang
Title:	Deputy General Manager

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

Svenska Handelsbanken AB (publ) New York Branch, as Lender

By:	/s/ Mark Emmett

Name:	Mark Emmett
Title:	Vice President

By:	/s/ Anders Abelson

Name:	Anders Abelson
Title:	Senior Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

CREDIT INDUSTRIEL ET COMMERCIAL, as Lender

By:	/s/ Nicolas Courtaigne

Name:	Nicolas Courtaigne
Title:	Vice President

For any lender requiring second signature:

By:	/s/ Eric Longuet

Name:	Eric Longuet
Title:	Managing Director

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

PNC Bank, National Association, as Lender

By:	/s/ Robert M. Martin

Name:	Robert M. Martin
Title:	Senior Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

THE BANK OF NEW YORK MELLON, as Lender

By:	/s/ Donald G. Cassidy, Jr.

Name:	Donald G. Cassidy, Jr.
Title:	Managing Director

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

THE NORTHERN TRUST COMPANY, as Lender

By:	/s/ Clifford Hoppe

Name:	Clifford Hoppe
Title:	Vice President

[Signature Page — Amphenol Credit Agreement Second Amendment]

LENDER SIGNATURE PAGE TO SECOND AMENDMENT, DATED AS OF THE DATE FIRST WRITTEN ABOVE, TO THE CREDIT AGREEMENT, DATED AS OF AUGUST 13, 2010, BY AND AMONG AMPHENOL CORPORATION AS BORROWER AND GUARANTOR AND CERTAIN OTHER LOAN PARTIES AND FINANCIAL INSTITUTIONS PARTY THERETO.

To agree to the amendment:

WEBSTER BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Michele L. Lynch

Name:	Michele L. Lynch
Title:	Vice President

EXHIBIT A

Schedule 2.01

Commitments and Applicable Percentages

Lender	Commitment	Applicable Percentage
JPMorgan Chase Bank, N.A.	$140,000,000.00	9.3333333334%
Wells Fargo Bank, N.A.	$140,000,000.00	9.3333333333%
TD Bank, N.A.	$140,000,000.00	9.3333333333%
The Bank of Tokyo-Mitsubishi UFJ, Ltd.	$140,000,000.00	9.3333333334%
Credit Agricole Corporate & Investment Bank	$95,000,000.00	6.3333333333%
Barclays Bank PLC	$95,000,000.00	6.3333333333%
Citibank, N.A.	$95,000,000.00	6.3333333334%
HSBC Bank USA, N.A.	$95,000,000.00	6.3333333333%
Sovereign Bank, N.A.	$95,000,000.00	6.3333333333%
Mizuho Corporate Bank (USA)	$66,250,000.00	4.4166666667%
Sumitomo Mitsui Banking Corporation	$66,250,000.00	4.4166666667%
U.S. Bank National Association	$66,250,000.00	4.4166666666%
RBS Citizens, N.A.	$66,250,000.00	4.4166666667%
Bank of China, New York Branch	$30,000,000.00	2.0000000000%
Svenska Handelsbanken AB (publ) New York Branch	$30,000,000.00	2.0000000000%
Credit Industriel et Commercial	$30,000,000.00	2.0000000000%
PNC Bank, National Association	$30,000,000.00	2.0000000000%
The Bank of New York Mellon	$30,000,000.00	2.0000000000%
The Northern Trust Company	$30,000,000.00	2.0000000000%
Webster Bank, National Association	$20,000,000.00	1.3333333333%
Total	$1,500,000,000.00	100.0000000000%